Accounts and notes payable and accruals and other current liabilities - Accruals and other current liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Accounts and notes payable and accruals and other current liabilities
Customer deposits	¥ 250,849		¥ 229,356
Advance from network partners	27,961		0
Contract liabilities	18,681		0
Warranty liabilities	7,399		0
Derivative liabilities	0		2,592
Others	32,069		36,059
Total	¥ 336,959	$ 47,459	¥ 268,007